THE
                                   WALL
                                   STREET
                                   FUND INC.



                               SEMI-ANNUAL REPORT
                                 June 30, 2001

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.



                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                          June 30, 2001 - (Unaudited)


                                                                       Market
   Shares                                                               Value
   ------                                                               -----
                COMMON STOCKS - 93.02%
                AEROSPACE - 7.26%
    3,000       Boeing Co. ......................................     $  166,800
   10,000       Cubic Corp. .....................................        312,500
   20,000       Frequency Electronics, Inc. .....................        370,000
   12,000       Lockheed Martin Corp. ...........................        444,600
    2,000+      L-3 Communications ..............................        152,600
    5,000       Raytheon Co.- Class B ...........................        132,750
                                                                      ----------
                                                                       1,579,250
                                                                      ----------
                BIOTECHNOLOGY- 24.33%
    3,000+      Arena Pharmaceuticals, Inc. .....................         89,190
    7,000+      Biogen, Inc. ....................................        380,310
    3,500+      Cephalon, Inc. ..................................        246,767
   10,000+      Chiron Corp. ....................................        510,000
   10,000+      Corixa Corp. ....................................        170,650
    5,000+      Enzon, Inc. .....................................        310,525
   10,000+      Gene Logic, Inc. ................................        217,750
   16,000+      Genzyme Corp. ...................................        980,000
   10,000+      Immunex Corp. ...................................        173,900
   10,000+      Isis Pharmaceuticals ............................        123,950
   10,000+      Ligand Pharmaceuticals ..........................        113,750
    8,000+      Martek Biosciences Corp. ........................        217,600
   10,000+      Medimmune, Inc. .................................        474,200
   10,500+      Millennium Pharmaceuticals, Inc. ................        371,595
    4,000+      Protein Design Labs, Inc. .......................        347,020
    4,000+      Regeneron Pharmaceuticals, Inc. .................        138,900
    6,000+      Transkaryotic Therapies, Inc. ...................        175,500
    5,000+      Trimeris, Inc. ..................................        248,775
                                                                      ----------
                                                                       5,290,382
                                                                      ----------

                CHEMICALS- 0.63%
   15,000       RPM, Inc. .......................................        138,000
                                                                      ----------

                ENERGY- 1.69%
    5,000+      Hanover Compressor Co. ..........................        165,450
   20,000+      Petroleum Geo- ADR ..............................        202,200
                                                                      ----------
                                                                         367,650
                                                                      ----------
                FINANCIAL SERVICES- 1.57%
   15,000       US Bancorp ......................................        341,850
                                                                      ----------

                FOOD SERVICES- 1.26%
   10,000       Sysco Corp. .....................................        271,500
                                                                      ----------

                HEALTH CARE- 7.46%
   25,000+      Caremark Rx, Inc. ...............................        411,250
    3,000+      Elan Corp. Plc- ADR .............................        183,000
   19,000+      Elan Corp Plc- Contingent Value Rights ..........          4,370
   13,000+      First Health Group Corp. ........................        317,655
   10,000       IMS Health, Inc. ................................        285,000
    6,000       Johnson & Johnson ...............................        300,000
    3,000       Pfizer, Inc. ....................................        120,150
                                                                      ----------
                                                                       1,621,425
                                                                      ----------


                                                                       Market
   Shares                                                               Value
   ------                                                               -----

                INSTRUMENTATION-3.70%
    6,500+      Applied Materials, Inc. .........................     $  322,985
    4,500+      DuPont Photomasks, Inc. .........................        216,697
   10,000+      Nanometrics Corp. ...............................        265,000
                                                                      ----------
                                                                         804,682
                                                                      ----------
                INSURANCE- 1.20%
    3,000       American International Group, Inc. ..............        258,000
                                                                      ----------

                MACHINERY- 3.20%
   62,000+      Flow International Corp. ........................        696,260
                                                                      ----------

                METALS & MINING- 0.77%
    9,000       Newmont Mining ..................................        167,490
                                                                      ----------

                OFFICE EQUIPMENT- 2.24%
   10,000+      Dell Computer Corp. .............................        262,250
    5,000+      EMC Corp. .......................................        145,250
    6,000+      Network Appliance, Inc. .........................         80,400
                                                                      ----------
                                                                         487,900
                                                                      ----------
                PUBLISHING/ VIDEO/ BROADCAST- 2.49%
    5,000+      Comcast Corp. - Class A Special .................        216,750
   10,000+      EchoStar Communications Corp.- Class A ..........        324,500
                                                                      ----------
                                                                         541,250
                                                                      ----------
                RETAIL- 5.31%
    5,000       Gap, Inc. .......................................        145,000
    8,000       Home Depot, Inc. ................................        372,400
    5,000       Target Corp. ....................................        173,000
   10,000       Tiffany & Co. ...................................        362,200
    3,000       Walgreen Co. ....................................        102,450
                                                                      ----------
                                                                       1,155,050
                                                                      ----------
                SEMICONDUCTORS- 7.92%
    4,000+      Analog Devices, Inc. ............................        173,000
    7,500+      AXT, Inc. .......................................        198,637
   10,000       Intel Corp. .....................................        293,750
   10,000+      Rambus, Inc. ....................................        120,250
   10,000+      RF Micro Devices, Inc. ..........................        269,600
   14,000+      Taiwan Semiconductor Mfg Co. ....................        212,660
    3,000       Texas Instruments, Inc. .........................         94,500
   25,000+      Transwitch Corp. ................................        274,875
    4,000+      Vitesse Semi-Conductor Corp. ....................         83,680
                                                                      ----------
                                                                       1,720,952
                                                                      ----------
                SERVICES- 6.95%
    6,000+      AOL Time Warner, Inc. ...........................        318,000
   30,000+      At Home Corp. ...................................         64,050
    8,000       Cintas Corp. ....................................        370,800
    3,000+      EBAY, Inc. ......................................        205,125
    7,500+      EPIQ Systems, Inc. ..............................        193,838
    7,000+      Homestore.com, Inc. .............................        247,625
   50,000+      Spacehab, Inc. ..................................        112,500
                                                                      ----------
                                                                       1,511,938
                                                                      ----------


                                                                          Page 1


                       See notes to financial statements.


THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2001 - (Unaudited)


                                                                       Market
   Shares                                                               Value
   ------                                                               -----
                SOFTWARE- 11.20%
   35,000+      Aremissoft Corp. ................................     $  567,175
   25,000+      Avant! Corp. ....................................        344,625
   25,000+      Bottomline Technologies, Inc. ...................        135,000
   10,000+      Mapinfo Corp. ...................................        225,000
    3,500+      Microsoft Corp. .................................        251,003
   10,000+      Rational Software Corp. .........................        283,900
   10,000+      RSA Security, Inc. ..............................        310,250
   12,000+      The Trizetta Group, Inc. ........................        110,700
    3,500+      VeriSign, Inc. ..................................        208,197
                                                                      ----------
                                                                       2,435,850
                                                                      ----------
                TELECOMMUNICATIONS- 3.84%
    4,000+      China Mobile Limited ............................        107,160
    5,000+      Ciena Corp. .....................................        189,800
    7,500+      Nextel Partners, Inc. ...........................        114,038
   10,000       Nokia OYJ .......................................        220,400
    3,500+      Qualcomm, Inc. ..................................        203,053
                                                                      ----------
                                                                         834,451
                                                                      ----------
                TOTAL COMMON STOCKS
                (Cost $16,028,564) ..............................     20,223,880

Principal                                                                Market
Amount                                                                   Value
------                                                                   -----
                CONVERTIBLE BONDS- 1.40%
 $800,000       ELOT, Inc., 7.50%, 03/15/2011
                (Cost $348,463) .................................       304,000
                                                                     ----------

                TOTAL INVESTMENTS
                (Cost $16,377,027) ..................  94.42%        20,527,880

                OTHER ASSETS LESS LIABILITIES .......   5.58%         1,213,072
                                                      -------       -----------
                TOTAL NET ASSETS .................... 100.00%       $21,740,952
                                                      =======       ===========



                At June 30, 2001, the cost for federal tax purposes is $16,392,201. Gross unrealized appreciation and depreciation of securities are as follows:

                Gross unrealized appreciation ...................  $  5,693,347
                Gross unrealized depreciation ...................    (1,557,668)
                                                                   ------------
                Net unrealized appreciation .....................  $  4,135,679
                                                                   ============



+ Non-income producing security.
ADR- American Depository Receipt.





THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 - (Unaudited)



ASSETS:
Investments in securities, at value
        (cost $16,377,027)  (Note 1) ..........                     $ 20,527,880
Cash ..........................................                          659,641
Receivables:
        Investment securities sold ............    $    331,689
        Fund shares sold ......................         631,021
        Interest and dividends ................          20,872          983,582
                                                   ------------
Other assets ..................................                           19,227
                                                                    ------------
        Total Assets ..........................                       22,190,330

LIABILITIES:
Payables:
        Investment advisory fee (Note 3) ......           8,734
        Shareholder servicing fee (Note 3) ....           4,367
        Investment securities purchased .......         420,321
        Fund shares repurchased ...............          10,821
        Accrued expenses ......................           5,135
                                                   ------------
Total Liabilities .............................                          449,378
                                                                    ------------
        Net Assets ............................                     $ 21,740,952
                                                                    ============

Net Assets Consist of:
        Paid in capital .......................                      17,637,572
        Unrealized appreciation
                on investments ................                       4,150,853
        Accumulated net investment loss .......                         (73,233)
        Accumulated net realized gain
                on investments ................                          25,760
                                                                    -----------

Net Assets ....................................                     $21,740,952
                                                                    ===========

Net asset value and
        redemption price per share
        ($21,740,952/2,499,965) shares
        outstanding (Note 4) ..................                     $      8.70
                                                                    ===========
Maximum offering price per share
        (100/96 of $8.70) .....................                     $      9.06
                                                                    ===========

                       See notes to financial statements.


THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:
Income:
        Dividends ...........................................       $    29,794
        Interest ............................................            64,155
                                                                    -----------
Total income ................................................            93,949
                                                                    -----------
Expenses:
        Investment adviser fees (Note 3) ....................            52,612
        Shareholder servicing fees (Note 3) .................            26,306
        Accounting services (Note 3) ........................            24,299
        Professional fees ...................................            11,407
        Directors fees ......................................            14,876
        Transfer agent fees and
                dividend paying expenses (Note 3) ...........            12,893
        Custodian fees ......................................             7,439
        Registration fees ...................................             6,943
        Reports to shareholders .............................             5,455
        Miscellaneous .......................................             4,952
                                                                    -----------
Total Expenses ..............................................           167,182
                                                                    -----------
Net investment loss .........................................           (73,233)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS: (Note 1)
Net realized gains (losses) from
        investment transactions .............................           451,515
Net increase (decrease) in unrealized
        appreciation of investments .........................        (3,651,766)
                                                                    -----------
Net realized and unrealized gains (losses)
        on investments ......................................        (3,200,251)
                                                                    -----------
Net increase (decrease) in net assets
        resulting from operations ...........................       $(3,273,484)
                                                                    ===========








THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the          For the
                                                six months ended     year ended
                                                 June 30, 2000 December 31, 2000
                                                 -------------------------------
                                                   (Unaudited)

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment loss ............................   $    (73,233)   $   (181,606)
Net realized gains (losses) from
        investment transactions ................        451,515       5,060,462
Net increase (decrease) in unrealized
        appreciation on investments ............     (3,651,766)     (4,075,140)
                                                   ------------    ------------
Net increase (decrease) in net assets
        resulting from operations ..............     (3,273,484)        803,716

DISTRIBUTIONS TO
        SHAREHOLDERS FROM:
        Net realized gains from
                investment transactions
                ($0.00 and $3.00 per share,
                respectively) ..................              0      (5,282,527)

NET CAPITAL SHARE
        TRANSACTIONS: (Note 4) .................      2,438,192       4,937,002
                                                   ------------    ------------
Total increase (decrease) in
        net assets .............................       (835,292)        458,191

NET ASSETS:
Beginning of period ............................     22,576,244      22,118,053
                                                   ------------    ------------

End of period ..................................   $ 21,740,952    $ 22,576,244
                                                   ============    ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 - (Unaudited)

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
        The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offer prospects of sustained growth.

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS- The fair value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. When market quotations are not readily available securities will be valued at fair value as determined in good faith by the Fund's Board of Directors.

(B) FEDERAL INCOME TAXES- No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER- Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses from the sale of securities are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(2) PURCHASES AND SALES OF SECURITIES:
        Purchases and sales of investment securities, other than short-terms, during the six months ended June 30, 2001 aggregated $14,265,037 and $12,570,180, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
        The Fund has an investment advisory agreement with Wall Street Management Corporation ("WSMC" or the "Adviser"). Under the terms of such agreement the Adviser receives a fee, calculated daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The present advisory agreement also provides for the Adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,000,000, 1.50% of the next $20,000,000 and 1% of any balance of the average daily net assets of the Fund. For the six months ended June 30, 2001, WSMC earned investment advisory fees of $52,612 with no reimbursement to the Fund for expenses.

        The Fund has a shareholder servicing agreement (a "Servicing Agreement") with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2001, the Adviser received $26,306 in shareholder servicing fees.

        The Adviser also serves as the Fund's principal underwriter. For the six months ended June 30, 2001, WSMC received $3,836 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

        The Fund has arranged for American Data Services, Inc., of which the Fund's Treasurer is an officer, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totaled $37,192 for the six months ended June 30, 2001.

(4) CAPITAL STOCK:
        At June 30, 2001, there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:


                            For the six months ended      For the year ended
                                 June 30, 2001            December 31, 2000
                                 -------------            -----------------
                                   (Unaudited)
                                Shares      Amount       Shares       Amount
                                ------      ------       ------       ------

Shares sold .............      361,383    $ 3,300,081    142,083    $ 1,997,943
Shares issued for
        reinvestment of
        distribution from
        realized gains ..            0              0    460,465      5,042,094
Shares redeemed .........      (99,149)      (861,889)  (143,956)    (2,103,035)
                               -------    -----------    -------    -----------
Net increase ............      262,234    $ 2,438,192    458,592    $ 4,937,002
                               =======    ===========    =======    ===========



FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each period)

                                                                                   Year Ended December 31,
                                                    Six Months Ended  ----------------------------------------------
                                                     June 30, 2001        2000         1999        1998
                                                     -------------        ----         ----        ----
        (Unaudited)
Net asset value, beginning of period ...........       $   10.09       $  12.43    $   9.39   $    7.34
                                                       ----------      ---------   --------   ---------
Income from investment operations
Net investment income ..........................           (0.03)         (0.10)      (0.10)      (0.11)
Net realized and unrealized gains (losses)
        on investments .........................           (1.36)          0.76        5.73        2.39
                                                       ----------      ---------   --------   ---------
Total from investment operations ...............           (1.39)          0.66        5.63        2.28
                                                       ----------      ---------   --------   ---------

Less distributions
Dividends from net investment income ...........            0.00           0.00        0.00        0.00
Distribution from realized gains
        from security transactions .............            0.00          (3.00)      (2.59)      (0.23)
                                                       ----------      ---------   --------   ---------
Total distributions ............................            0.00          (3.00)      (2.59)      (0.23)
                                                       ----------      ---------   --------   ---------

Net asset value, end of period .................            8.70       $  10.09    $  12.43   $    9.39
                                                       ==========      =========   ========   =========

Total return** .................................          (13.78%)         3.41%      62.88%      31.40%

Ratios/supplemental data
Net assets, end of year (in 000's) .............       $   21,741      $  22,576   $ 22,118   $  18,319
Ratio of expenses to average net assets ........            1.59%+         1.45%       1.92%       1.89%
Ratio of expenses to average net assets,
        net of reimbursement ...................            1.59%+         1.45%       1.80%*      1.89%*
Ratio of net investment income (loss)
        to average net assets ..................           (0.70%)+       (0.71%)     (1.23%)     (1.33%)
Ratio of net investment income (loss) to average
        net assets, net of reimbursement .......           (0.70%)+       (0.71%)     (1.33%)*    (0.96%)
Portfolio turnover rate ........................           62.17%         92.59%     104.18%     165.84%






                                                                                       Year Ended December 31,
                                                        -------------------------------------------------------------------------
                                                        1997         1996       1995         1994          1993      1992    1991
                                                        ----         ----       ----         ----          ----      ----    ----

Net asset value, beginning of period ...........   $    7.96    $    8.19  $     7.42     $   8.03     $   7.60  $   7.27  $  5.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income ..........................       (0.08)       (0.06)      (0.03)       (0.02)       (0.02)     0.01     0.03
Net realized and unrealized gains (losses)
        on investments .........................       (0.13)        0.98        2.60        (0.38)        1.00      0.54     2.95
                                                   ---------    ---------  ----------     --------     --------  --------  -------
Total from investment operations ...............       (0.21)        0.92        2.57        (0.40)        0.98      0.55     2.98
                                                   ---------    ---------  ----------     --------     --------  --------  -------


LESS DISTRIBUTIONS
Dividends from net investment income ...........        0.00         0.00        0.00         0.00         0.00     (0.01)   (0.03)
Distribution from realized gains
        from security transactions .............       (0.41)       (1.15)      (1.80)       (0.21)       (0.55)    (0.21)   (1.21)
                                                   ---------    ---------  ----------     --------     --------  --------  -------
Total distributions ............................       (0.41)       (1.15)      (1.80)       (0.21)       (0.55)    (0.22)   (1.25)
                                                   ---------    ---------  ----------     --------     --------  --------  -------

Net asset value, end of period .................   $    7.34    $    7.96  $     8.19     $   7.42     $   8.03  $   7.60  $  7.27
                                                   =========    =========  ==========     ========     ========  ========  =======

Total return** .................................       (2.37%)      11.45       36.50%       (4.86%)      13.17      7.61%   54.36%

Ratios/supplemental data
Net assets, end of year (in 000's) .............   $  15,577    $   15,939 $   14,383     $  11,080    $  11,561 $  11,202  $11,032
Ratio of expenses to average net assets ........        1.82%        1.84%       2.02%        2.12%        2.04%     2.15%    2.10%
Ratio of expenses to average net assets,
        net of reimbursement ...................        1.82%        1.82%       1.90%        1.96%        1.96%     1.97%    1.98%
Ratio of net investment income (loss)
        to average net assets ..................       (0.96%)      (0.70%)     (0.50%)      (0.47%)      (0.31%)   (0.08%)   0.30%
Ratio of net investment income (loss) to average
        net assets, net of reimbursement .......       (0.96%)      (0.68%)     (0.38%)      (0.31%)      (0.23%)    0.09%    0.43%
Portfolio turnover rate ........................      121.12%      142.11%     143.27%       89.01%      107.22%   112.47%  159.52%

------------
+ Annualized.
* These ratios would have been .09% lower with the reimbursement of 1998 expenses included therein. **These returns do not include the effect of the Fund's sales charge.



See notes to financial statements.

                   These are the times that try men's souls.
                                                           Thomas Paine, 1776

               You cannot fight the future. Time is on our side.
                                                      William E. Gladstone, 1866
                                                                July 19, 2001

Dear Shareholders,
         The quarter just ended is one of deep contrasts, which we believe lead to tremendous opportunities in the period ahead. If one looks at the market returns, the second quarter brought some measure of relief after the dismal start to the year. All of the major indices reported positive results. The Dow was up 6.3%, and the S&P 500 returned 5.5%. The Russell 2000 index advanced 13.8% and the NASDAQ added 17.9%. The Lehman Bond Index gained 0.7%. Returns for the six months year-to-date present a more mixed picture, with the Dow off 2.6% and the S&P 500 down by 7.3%. The NASDAQ is down 12.2%. Only the Russell 2000, up 6.0%, and the Lehman Bond Index, up 4.1%, are in positive territory. Technically, we have experienced a healthy rebound off the April 4th lows; now we appear to be in a normal basing period. It is for this reason that we offer Thos. Paine as a literary guide to the first part of this piece, and it is for this very same reason that we are so confident about the opportunities at hand. Your fund was not exempt from the market fluctuation of the first half of the year experiencing an overall decline for six months but a very healthy rebound in the second quarter of +14.4%.

         It is abundantly clear that, except for some notable exceptions such as biotech, general corporate profits are weak. Consensus earnings for the S&P 500 are expected to be down over 15% for the year. If you poll any number of corporate executives, they will tell you that business is fairly lousy. Capital spending, principally in technology, is way off. Cisco was forced to acknowledge that the value of several billion dollars of inventory was permanently impaired. Likewise, Microsoft was forced to admit that the value of several billion dollars of investments was similarly reduced. Several hundred companies pre-announced disappointing results from already reduced expectations. We downloaded a list of announced layoffs that ran to eleven pages before our printer jammed. We attended several conferences during the quarter, during which previously savvy and much-admired executives complained that there was no visibility to a rebound in their order volumes. This prompted one wag here to observe that the visibility was just fine, it was just that the orders were not there to see.

         Despite this rather pessimistic background, the consumer continues to behave in a rather upbeat and forward looking manner. Consumer confidence remains high, housing starts are robust, retail sales continue apace. Energy prices have eased substantially, averting fears of a stay-at-home summer. And some $40 billion in tax refund checks are in the mail even as we write this. No one expects these proceeds to be used for debt reduction or savings. The debate in the popular press is how the divergence between the corporate and consumer mindset will be resolved; will the consumer continue to bridge the gap until the capital spending bust begins to reverse, or will further layoffs and cutbacks cause the consumer to rein in his optimism?

         As we have written previously, the Federal Reserve is very much in the game on the side of fostering renewed growth. Greenspan and Co. have engineered a 275 basis point drop in the Fed Funds rate since the start of the year. Further relief appears to be forthcoming. With the recent tax cuts, reflected in the short run by the rebates and new, lower withholding schedules, fiscal policy is similarly aligned. More importantly, through its money market operations, the Fed has begun increasing the monetary base at about a 5% annual rate. While we believe that 6% is the figure needed to provide sustained growth in our economy, the acceleration is vital. Earlier this year, with the growth in the money supply lagging the inflation rate, real growth was impossible. In fact, monetary growth now exceeds inflation for the first time in eighteen months. With real growth in the money supply, the risks to corporate earnings growth (and, consequently, stock prices) diminish markedly. Time is a key variable here. It takes some six months or more for these liquidity factors to cycle through the economy. Just as there was a lag time between the imposition of the tight money policy in 2000 and the collapse in business confidence, we expect a delay in realizing the effects of this year's accommodative stance. We reiterate our long held belief that monetary policy is the most important predictor of the economy's and the market's direction. The quote from Wm. Gladstone, British Prime Minister in the reign of Queen Victoria, serves as a reminder of the importance of time in assessing opportunities in a forward-looking environment.

         As new money growth takes hold, we do believe that the market may continue in this fairly close trading range for the next few months, circumscribed by Dow 10000 and Dow 11500. Rotation among sectors, rather than the emergence of clear leadership, seems to be a hallmark of this period. We note that "value" investing continues to outperform our preferred style of "growth". The S&P Growth Index is down 11% for the year to date; the S&P Value only 4%. We view this as an acceptable and temporary shift in sentiment that in fact creates opportunities in high quality, growth stock names. In fact, given the low inflation, low interest rate environment, we believe that many growth


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companies may now be as inexpensive as at any time in the past twenty years. Our strategy is to seek to make our shareholders the owners of companies with superior growth prospects; we believe that outstanding equity performance can only be realized over time by identifying sustainable earnings growth, vigorous new product activity, financial strength, and management ability and incentive.

We reiterate that true opportunities arise when the consensus is most confused and most pessimistic. In fact, we are so constructive on the future, having successfully maintained a five star Morningstar rating for the past three years, we have decided to eliminate the sales charge on all purchases of the Wall Street Fund, Inc. going forward. If anyone has a question, please don't hesitate to call or email me directly.

                                                         July 19, 2001

                                                         /s/ Robert P. Morse
                                                         Robert P. Morse
                                                         President




--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT CHANGES
For the six months ended June 30, 2001

NEW POSITIONS
AXT Inc., Ebay Inc., Homestore.com Inc., Nanometrics Corp., Nokia OYJ, Nextel Partners Inc., RPM Inc., IMS Health Inc., Target Corp., US Bancorp, VeriSign Inc.

ELIMINATIONS
Juniper Networks Inc., Kopin Corp., Kyocera Corp ADR, McDonalds Corp., Northrop Grumman, NUI Corp., Nextel Communication Inc., Proxim Inc., Sycamore Networks Inc., Siebel Systems Inc., Sepracor Inc., The EW Scripps, Summit Bancorp, Vical Inc., Verity Inc., Wal-Mart Stores Inc., Yahoo Inc., Zomax Inc., Transwitch Corp Convertible Bond, 4.50%, 9/12/05.

DIRECTORS
Clifton H.W. Maloney
Edward J. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President
Jian H. Wang, Vice President
Michael Miola, Treasurer
Giovanni Urena, Secretary


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street,
11th Floor
New York, New York 10286


TRANSFER AGENT AMERICAN DATA SERVICES
150 Motor Parkway
Hauppauge, New York 11788


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York 10036




THE WALL STREET FUND, INC.
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      (212) 856-8250
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http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com